               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 1997



                    AMERICAN EXPRESS COMPANY

------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)



           New York                   1-7657       13-4922250
-------------------------------   --------------  ------------
(State or other jurisdiction       (Commission    (IRS Employer
      of incorporation)            File Number)   Identification)


200 Vesey Street, World Financial Center
New York, New York                                      10285
----------------------------------------------        ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (212) 640-2000
                                                   --------------




-------------------------------------------------------------------
  (Former name or former address, if changed since last report.)

Item 5.  Other Events

        On February 27, 1997, American Express Company issued the following Press Release on first quarter earnings and distributed the following Earnings Conference Call Summary:

(a)  Press Release

NEW YORK, April 24, 1997 -- American Express Company today reported record first quarter net income of $454 million, 15 percent higher than the same period a year ago. On a per share basis, first quarter net income was $0.94, an increase of 18 percent from $0.80.

These results exceeded American Express' long-term targets of 12-15 percent earnings per share growth and return on equity of 18-20 percent, on average and over time. The company also has targeted at least two-thirds of that earnings growth, or 8-10 percent, to come from higher revenues. Revenue growth for the quarter was somewhat below that target.

Travel Related Services (TRS) reported first quarter net income of $315 million, up 10 percent from $286 million a year ago.

TRS' net revenues increased 7 percent from last year's first quarter, primarily related to higher worldwide billed business and growth in Cardmember loans outstanding. Excluding the impact of securitizing a portion of the card portfolio and a reduction in investments related to the consolidation of certain legal entities within the consumer lending business, revenues rose 9 percent from last year's first quarter. The improvement in billed business reflects a greater number of cards outstanding and higher spending per Cardmember. Spending grew in part due to the benefits of rewards programs and expanded merchant coverage. The growth in cards is largely attributable to the introduction of new consumer and small business credit card products, consistent with the Company's strategy of building its lending portfolio through the issuance of low- and no-fee credit cards.

The charge card provision for losses declined, particularly in Latin America and the small business card portfolio. The lending provision for losses rose primarily because of growth in outstanding loans.

The increase in operating expenses resulted from the cost of Cardmember loyalty programs, business growth and investment spending.

American Express Financial Advisors (AEFA) reported record quarterly net income of $157 million, a 21 percent increase over the $130 million in the same period last year.

Revenue and earnings growth benefited from higher fee revenues due to an increase in managed assets and growth in distribution fees primarily from sales of mutual funds.

AEFA reported record sales of mutual funds in the first quarter. Sales of life and other insurance products and investment certificates increased over last year; sales of annuities declined.

American Express Bank (AEB) reported first quarter net income of $20 million, an 8 percent increase from $19 million in 1996.

The growth in earnings primarily reflects higher revenues due to increased net interest income on loans and investments. This was largely offset by higher operating expenses due primarily to systems technology investment. During the quarter, the Bank had an $18 million loan recovery from Peru, which was used to increase the reserve for credit losses. The Bank also received an unfavorable court ruling relating to the collapse of the Bank of Credit and Commerce International (BCCI) in 1991. When BCCI assets were forfeited to the Federal Government, AEB turned over funds that it held in accounts of BCCI, including approximately $24 million in funds it claimed as setoffs against obligations of BCCI then outstanding to AEB. The recent court ruling, in effect, denied AEB's claims to the funds that were taken as setoffs. This matter is not expected to have a material impact on AEB's results.*

Corporate and Other reported net expenses of $38 million, compared with net expenses of $39 million a year ago.

                                   - - -

American Express Company, (www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

* This is a forward-looking statement which is subject to risks and uncertainties. Important factors that could cause results to differ materially from the forward-looking statement include, among other things, unanticipated events at AEB during the remainder of the year such as other litigation and credit losses.

                         American Express Company
                         ------------------------
                            Financial Summary
                            -----------------
                               (Unaudited)

(Dollars in millions, except per share amounts)

                                    Quarter Ended
                                       March 31,
                                    --------------    Percentage
                                    1997      1996     Inc/(Dec)
                                    ----      ----    ----------
Revenues by Industry Segment (A)

--------------------------------
  Travel Related Services         $2,970    $2,777        6.9%
  American Express Financial
    Advisors                       1,084     1,003        8.1
  American Express Bank              153       146        5.3
                                  -------   -------
                                   4,207     3,926        7.2
  Corporate and Other,
    including adjustments
     and eliminations                (43)      (17)         #
                                  -------   -------
                                  $4,164    $3,909        6.5
                                  =======   =======
Pretax Income by Industry Segment

---------------------------------
  Travel Related Services            $449     $416        8.1%
  American Express Financial
    Advisors                          236      196       20.5
  American Express Bank                32       29       10.5
                                   -------  -------
                                      717      641       12.0

  Corporate and Other                 (77)     (76)      (1.9)
                                   -------  -------
PRETAX INCOME                        $640     $565       13.4
                                   =======  =======

Net Income by Industry Segment

------------------------------
  Travel Related Services            $315     $286       10.1%
  American Express Financial
    Advisors                          157      130       21.0
  American Express Bank                20       19        8.2
                                   -------  -------
                                      492      435       13.3

  Corporate and Other                 (38)     (39)       0.4
                                   -------  -------
NET INCOME                           $454     $396       14.6
                                   =======  =======

NET INCOME PER COMMON SHARE         $0.94    $0.80       17.5
                                   =======  =======
Cash dividends declared per
  common share                     $0.225    $0.225
                                   =======  =======
Average common shares
  outstanding (000's)             482,077   490,610
                                  =======   =======

(A) Revenues are reported net of interest expense, where applicable.

                   American Express Company
                   ------------------------
               Selected Statistical Information
               --------------------------------
                         (Unaudited)


                                      Quarter Ended
                                         March 31,
                                      -------------   Percentage
                                      1997      1996   Inc/(Dec)
                                      ----      ----  ----------

Return on Average Equity*            23.0%     22.3%        -
Common Shares Outstanding (millions) 470.9     479.1     (1.7%)
Book Value per Common Share:

  Actual                            $17.80    $16.26      9.5%
  Pro Forma*                        $17.44    $14.93     16.8%
Shareholders' Equity (billions)       $8.4      $8.0      4.9%




* Excludes the effect of SFAS #115 and for ROE, also excludes fourth quarter 1996 $300 million gain on the exchange of the Company's DECs and $138 million restructuring charge.

                        American Express Company
                        ------------------------
                            Financial Summary
                            -----------------
                               (Unaudited)

(Dollars in millions, except per share amounts)
                                                  Quarter Ended
                                                  March 31, 1997
                                                  --------------
Revenues by Industry Segment (A)

--------------------------------
  Travel Related Services                              $2,970
  American Express Financial Advisors                   1,084
  American Express Bank                                   153
                                                      -------
                                                        4,207
  Corporate and Other,
    including adjustments and eliminations                (43)
                                                      -------


CONSOLIDATED REVENUES (A)                              $4,164
                                                      =======
Pretax Operating Income by Industry Segment

-------------------------------------------
  Travel Related Services (B)                            $449
  American Express Financial Advisors                     236
  American Express Bank                                    32
                                                      -------
                                                          717

  Corporate and Other (C)                                 (77)
                                                      -------
PRETAX OPERATING INCOME                                  $640
                                                      =======
Operating Income by Industry Segment

------------------------------------
  Travel Related Services (B)                            $315
  American Express Financial Advisors                     157
  American Express Bank                                    20
                                                      -------
                                                          492

  Corporate and Other (C)                                 (38)
                                                      -------
OPERATING INCOME                                         $454
FDC Gain/(Restructuring)                                    0
                                                      -------
NET  INCOME                                              $454
                                                      =======
OPERATING INCOME PER COMMON SHARE                       $0.94
FDC Gain/(Restructuring)                                $0.00
                                                      -------
NET INCOME PER COMMON SHARE                             $0.94
                                                      =======
Cash dividends declared per common share               $0.225
                                                      =======
Average common shares outstanding (000's)             482,077
                                                      =======

                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Revenues by Industry Segment (A)

--------------------------------
  Travel Related Services                              $3,103
  American Express Financial Advisors                   1,069
  American Express Bank                                   156
                                                      -------
                                                        4,328
  Corporate and Other,
    including adjustments and eliminations                (27)
                                                      -------
CONSOLIDATED REVENUES (A)                              $4,301
                                                      =======
Pretax Operating Income by Industry Segment

-------------------------------------------
  Travel Related Services (B)                            $403
  American Express Financial Advisors                     228
  American Express Bank                                    26
                                                      -------
                                                          657

  Corporate and Other (C)                                 (78)
                                                      -------
PRETAX OPERATING INCOME                                  $579
                                                      =======
Operating Income by Industry Segment

------------------------------------
  Travel Related Services (B)                            $299
  American Express Financial Advisors                     155
  American Express Bank                                    17
                                                      -------
                                                          471

  Corporate and Other (C)                                 (38)
                                                      -------
OPERATING INCOME                                         $433
FDC Gain/(Restructuring)                                  162
                                                      -------
NET INCOME                                               $595
                                                      =======
OPERATING INCOME PER COMMON SHARE                       $0.90
FDC Gain/(Restructuring)                                $0.33
                                                      -------
NET INCOME PER COMMON SHARE                             $1.23
                                                      =======
Cash dividends declared per common share               $0.225
                                                      =======
Average common shares outstanding (000's)             482,065
                                                      =======

                                                Quarter Ended
                                              September 30, 1996
                                              ------------------
Revenues by Industry Segment (A)

--------------------------------
  Travel Related Services                              $2,958
  American Express Financial Advisors                   1,021
  American Express Bank                                   151
                                                      -------
                                                        4,130
  Corporate and Other,
    including adjustments and eliminations                (36)
                                                      -------
CONSOLIDATED REVENUES (A)                              $4,094
                                                      =======
Pretax Operating Income by Industry Segment

-------------------------------------------
  Travel Related Services (B)                            $441
  American Express Financial Advisors                     230
  American Express Bank                                    28
                                                      -------
                                                          699

  Corporate and Other (C)                                 (78)
                                                      -------
PRETAX OPERATING INCOME                                  $621
                                                      =======
Operating Income by Industry Segment

------------------------------------
  Travel Related Services (B)                            $323
  American Express Financial Advisors                     156
  American Express Bank                                    18
                                                      -------
                                                          497

  Corporate and Other (C)                                 (39)
                                                      -------
OPERATING INCOME                                         $458
FDC Gain/(Restructuring)                                    0
                                                      -------
NET INCOME                                               $458
                                                      =======
OPERATING INCOME PER COMMON SHARE                       $0.95
FDC Gain/(Restructuring)                                $0.00
                                                      -------
NET INCOME PER COMMON SHARE                             $0.95
                                                      =======
Cash dividends declared per common share               $0.225
                                                      =======
Average common shares outstanding (000's)             481,865
                                                      =======

                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Revenues by Industry Segment (A)

--------------------------------
  Travel Related Services                              $2,934
  American Express Financial Advisors                   1,017
  American Express Bank                                   140
                                                      -------
                                                        4,091
  Corporate and Other,
    including adjustments and eliminations                (14)
                                                      -------
CONSOLIDATED REVENUES (A)                              $4,077
                                                      =======
Pretax Operating Income by Industry Segment

-------------------------------------------
  Travel Related Services (B)                            $459
  American Express Financial Advisors                     231
  American Express Bank                                    22
                                                      -------
                                                          712

  Corporate and Other (C)                                 (76)
                                                      -------
PRETAX OPERATING INCOME                                  $636
                                                      =======
Operating Income by Industry Segment

------------------------------------
  Travel Related Services (B)                            $322
  American Express Financial Advisors                     153
  American Express Bank                                    14
                                                      -------
                                                          489

  Corporate and Other (C)                                 (37)
                                                      -------
OPERATING INCOME                                         $452
FDC Gain/(Restructuring)                                    0
                                                      -------
NET INCOME                                               $452
                                                      =======
OPERATING INCOME PER COMMON SHARE                       $0.93
FDC Gain/(Restructuring)                                $0.00
                                                      -------
NET INCOME PER COMMON SHARE                             $0.93
                                                      =======
Cash dividends declared per common share               $0.225
                                                      =======
Average common shares outstanding (000's)             487,048
                                                      =======

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------
Revenues by Industry Segment (A)

--------------------------------
  Travel Related Services                              $2,777
  American Express Financial Advisors                   1,003
  American Express Bank                                   146
                                                      -------
                                                        3,926
  Corporate and Other,
    including adjustments and eliminations                (17)
                                                      -------
CONSOLIDATED REVENUES (A)                              $3,909
                                                      =======
Pretax Operating Income by Industry Segment

-------------------------------------------
  Travel Related Services (B)                            $416
  American Express Financial Advisors                     196
  American Express Bank                                    29
                                                      -------
                                                          641

  Corporate and Other (C)                                 (76)
                                                      -------
PRETAX OPERATING INCOME                                  $565
                                                      =======
Operating Income by Industry Segment

------------------------------------
  Travel Related Services (B)                            $286
  American Express Financial Advisors                     130
  American Express Bank                                    19
                                                      -------
                                                          435

  Corporate and Other (C)                                 (39)
                                                      -------
OPERATING INCOME                                         $396
FDC Gain/(Restructuring)                                    0
                                                      -------
NET INCOME                                               $396
                                                      =======
OPERATING INCOME PER COMMON SHARE                       $0.80
FDC Gain/(Restructuring)                                $0.00
                                                      -------
NET INCOME PER COMMON SHARE                             $0.80
                                                      =======
Cash dividends declared per common share               $0.225
                                                      =======
Average common shares outstanding (000's)             490,610
                                                      =======

(A) Revenues are reported net of interest expense, where applicable.
(B) TRS' results for the quarter ended December 31, 1996 exclude a pretax restructuring charge of $196 million ($125 million after-tax).
(C) Corporate and Other results for the quarter ended
    December 31, 1996 exclude a pretax gain of $480 million ($300 million after-tax) on the exchange of the Company's DECs (Debt Exchangeable for Common Stock) for shares of common stock of First Data Corporation and a $20 million pretax charge ($13 million after-tax) related to the early retirement of debt and certain restructuring costs.

                         American Express Company
                         ------------------------
                     Selected Statistical Information
                     --------------------------------
                               (Unaudited)


                                                  Quarter Ended
                                                  March 31, 1997
                                                  --------------


Return on Average Equity*                               23.0%
Common Shares Outstanding (millions)                    470.9
Book Value per Common Share:

  Actual                                               $17.80
  Pro Forma*                                           $17.44
Shareholders' Equity (billions)                          $8.4


                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------

Return on Average Equity*                               22.8%
Common Shares Outstanding (millions)                    472.9
Book Value per Common Share:

  Actual                                               $18.04
  Pro Forma*                                           $17.22
Shareholders' Equity (billions)                          $8.5


                                                Quarter Ended
                                              September 30, 1996
                                              ------------------

Return on Average Equity*                               22.8%
Common Shares Outstanding (millions)                    473.5
Book Value per Common Share:

  Actual                                               $17.41
  Pro Forma*                                           $16.19
Shareholders' Equity (billions)                          $8.2


                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------

Return on Average Equity*                               22.6%
Common Shares Outstanding (millions)                    476.6
Book Value per Common Share:

  Actual                                               $16.69
  Pro Forma*                                           $15.57
Shareholders' Equity (billions)                          $8.0

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------

Return on Average Equity*                               22.3%
Common Shares Outstanding (millions)                    479.1
Book Value per Common Share:

  Actual                                               $16.26
  Pro Forma*                                           $14.93
Shareholders' Equity (billions)                          $8.0


* Excludes the effect of SFAS #115 and for ROE, also excludes fourth quarter 1996 $300 million gain on the exchange of the Company's DECs and $138 million restructuring charge.

(PRELIMINARY)              TRAVEL RELATED SERVICES
                           -----------------------
                             Statement of Income
                             -------------------
                                (Unaudited)
(Dollars in millions)

                                    Quarter Ended     Percentage
                                       MARCH 31,      Inc/(Dec)
                                  -----------------   ----------
                                    1997       1996
                                    ----       ----
Net Revenues:

  Discount Revenue                $1,306     $1,141       14.5%
  Net Card Fees                      405        421       (3.9)
  Travel Commissions and Fees        336        325        3.9
  Interest and Dividends             132        191      (30.7)
  Other Revenues                     503        424       18.2
                                  -------    -------
                                   2,682      2,502        7.2
                                  -------    -------
  Lending:
    Finance Charge Revenue           431        404        6.5
    Interest Expense                 143        129       10.5
                                  -------    -------
      Net Finance Charge Revenue     288        275        4.7
                                  -------    -------
    Total Net Revenues             2,970      2,777        6.9
                                  -------    -------
Expenses:
  Marketing and Promotion            202        200        1.1
  Provision for Losses and Claims:
    Charge Card                      190        210       (9.4)
    Lending                          211        188       12.3
    Other                             24         24       (3.6)
                                  -------    -------
      Total                          425        422        0.6
                                  -------    -------
  Interest Expense:
    Charge Card                      169        167        1.4
    Other                             35         95      (63.4)
                                  -------    -------
      Total                          204        262      (22.3)
  Net Discount Expense               151        126       20.5
  Human Resources                    749        704        6.4
  Other Operating Expenses           790        647       22.0
                                  -------    -------
    Total Expenses                 2,521      2,361        6.7
                                  -------    -------
Pretax Income                        449        416        8.1
Income Tax Provision                 134        130        3.8
                                  -------    -------
Net Income                          $315       $286       10.1
                                  =======    =======

(Preliminary)             Travel Related Services
                          -----------------------
                            Statement of Income
                            -------------------
                       (Unaudited, Managed Asset Basis)

(Dollars in millions)

                                    Quarter Ended
                                       March 31,
                                    --------------    Percentage
                                    1997      1996    Inc/(Dec)
                                    ----      ----    ----------
Net Revenues:

  Discount Revenue                $1,306    $1,141       14.5%
  Net Card Fees                      405       421       (3.9)
  Travel Commissions and Fees        336       325        3.9
  Interest and Dividends             132       191      (30.7)
  Other Revenues                     453       393       14.8
                                  -------   -------
                                   2,632     2,471        6.5
                                  -------   -------
  Lending:
    Finance Charge Revenue           478       404       18.3
    Interest Expense                 160       129       23.9
                                  -------   -------
       Net Finance Charge Revenue    318       275       15.6
                                  -------   -------
    Total Net Revenues             2,950     2,746        7.4
                                  -------   -------
Expenses:
  Marketing and Promotion            202       200        1.1
  Provision for Losses and Claims:
    Charge Card                      252       264       (4.4)
    Lending                          222       188       18.1
    Other                             24        24       (3.6)
                                  -------   -------
      Total                          498       476        4.6
                                  -------   -------
  Interest Expense:
    Charge Card                      227       208        9.6
    Other                             35        95      (63.4)
                                  -------   -------
      Total                          262       303      (13.5)
  Human Resources                    749       704        6.4
  Other Operating Expenses           790       647       22.0
                                  -------   -------
    Total Expenses                 2,501     2,330        7.3
                                  -------   -------
Pretax Income                        449       416        8.1
Income Tax Provision                 134       130        3.8
                                  -------   -------
Net Income                          $315      $286       10.1
                                  =======   =======

(Preliminary)            Travel Related Services
                         -----------------------
                    Selected Statistical Information
                    --------------------------------
                              (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                       Quarter Ended
                                          March 31,
                                       --------------  Percentage
                                       1997      1996  Inc/(Dec)
                                       ----      ----  ----------
Total Cards in Force (millions):
  United States                        29.6      27.1      9.1%
  Outside the United States            12.3      11.6      6.4
                                      ------    ------
    Total                              41.9      38.7      8.3
                                      ======    ======
Basic Cards in Force (millions):
  United States                        22.9      20.5     12.0
  Outside the United States             9.6       9.2      4.7
                                      ------    ------
    Total                              32.5      29.7      9.7
                                      ======    ======
Card Billed Business:
  United States                       $34.6     $29.8     16.5
  Outside the United States            13.3      11.8     12.4
                                      ------    ------
    Total                             $47.9     $41.6     15.3
                                      ======    ======

Average Discount Rate*                2.75%     2.76%       -
Average Basic Cardmember
  Spending (dollars)*                $1,498    $1,427      5.0
Average Fee per Card (dollars)*         $39       $44    (11.4)
Travel Sales                           $3.9      $3.6      9.0
  Travel Commissions and Fees/Sales**  8.6%      9.0%        -
Travelers Cheque Sales                 $5.1      $5.3     (3.4)
Average Travelers Cheques Outstanding  $5.8      $5.7      0.3

Investments                            $6.1      $9.0    (32.2)
Travelers Cheques Outstanding          $5.8      $5.9     (2.3)
Total Debt                            $22.1     $23.1     (4.5)
Shareholder's Equity                   $4.8      $4.9     (2.4)
Return on Average Equity***           26.3%     24.7%        -
Return on Average Assets***            2.9%      2.5%        -

* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
** Computed from information provided herein.
***Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.

(Preliminary)             Travel Related Services
                          -----------------------
                 Selected Statistical Information (continued)
                 --------------------------------------------
                        (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                        Quarter Ended
                                           March 31,
                                        -------------- Percentage
                                         1997     1996  Inc/(Dec)
                                        ------   ------ ---------
Owned and Managed Charge Card
  Receivables:
  Total Receivables                     $21.2    $18.8     12.9%
  90 Days Past Due as a % of Total       3.5%     4.1%        -
  Loss Reserves (millions)               $921     $991     (7.1)
    % of Receivables                     4.3%     5.3%        -
    % of 90 Days Past Due                124%     129%        -
  Net Loss Ratio                        0.50%    0.51%        -

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                           $12.9    $10.2     25.9
  Past Due Loans as a % of Total:
    30-89 Days                           2.6%     2.5%        -
    90+ Days                             1.0%     1.0%        -
  Loss Reserves (millions):
    Beginning Balance                    $488     $443     10.0
      Provision                           201      170     18.3
      Net Charge-Offs/Other              (156)    (130)    20.0
                                        ------   ------
    Ending Balance                       $533     $483     10.2
                                        ======   ======
      % of Loans                         4.1%     4.7%        -
      % of Past Due                      115%     136%        -
  Average Loans                         $12.8    $10.2     25.6
  Net Write-Off Rate                     5.1%     5.2%        -
  Net Interest Yield                     8.7%     9.4%        -

(Preliminary)             Travel Related Services
                          -----------------------
                            Statement of Income
                            -------------------
                                (Unaudited)
(Dollars in millions)

                                                  Quarter Ended
                                                  March 31, 1997
                                                  --------------
Net Revenues:
  Discount Revenue                                    $1,306
  Net Card Fees                                          405
  Travel Commissions and Fees                            336
  Interest and Dividends                                 132
  Other Revenues                                         503
                                                      -------
                                                       2,682
                                                      -------
  Lending:
    Finance Charge Revenue                               431
    Interest Expense                                     143
                                                      -------
      Net Finance Charge Revenue                         288
                                                      -------
    Total Net Revenues                                 2,970
                                                      -------
Expenses:
  Marketing and Promotion                                202
  Provision for Losses and Claims:
    Charge Card                                          190
    Lending                                              211
    Other                                                 24
                                                      -------
      Total                                              425
                                                      -------
  Interest Expense:
    Charge Card                                          169
    Other                                                 35
                                                      -------
      Total                                              204
  Net Discount Expense                                   151
  Human Resources                                        749
  Other Operating Expenses                               790
                                                      -------
    Total Expenses                                     2,521
                                                      -------
Pretax Income                                            449
Income Tax Provision                                     134
                                                      -------
Operating Income                                        $315
                                                      =======
                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Net Revenues:
  Discount Revenue                                    $1,380
  Net Card Fees                                          415
  Travel Commissions and Fees                            380
  Interest and Dividends                                 156
  Other Revenues                                         483
                                                      -------
                                                       2,814
                                                      -------
  Lending:
    Finance Charge Revenue                               423
    Interest Expense                                     134
                                                      -------
      Net Finance Charge Revenue                         289
                                                      -------
    Total Net Revenues                                 3,103
                                                      -------
Expenses:
  Marketing and Promotion                                268
  Provision for Losses and Claims:
    Charge Card                                          113
    Lending                                              214
    Other                                                 22
                                                      -------
      Total                                              349
                                                      -------
  Interest Expense:
    Charge Card                                          176
    Other                                                 65
                                                      -------
      Total                                              241
  Net Discount Expense                                   174
  Human Resources                                        794
  Other Operating Expenses                               874
                                                      -------
    Total Expenses                                     2,700
                                                      -------
Pretax Income                                            403
Income Tax Provision                                     104
                                                      -------
Operating Income                                        $299*
                                                      =======

* Excludes restructuring charge of $125 million after-tax
  ($196 million pretax).

                                               Quarter Ended
                                              September 30, 1996
                                              ------------------
Net Revenues:
  Discount Revenue                                    $1,256
  Net Card Fees                                          418
  Travel Commissions and Fees                            354
  Interest and Dividends                                 167
  Other Revenues                                         508
                                                      -------
                                                       2,703
                                                      -------
  Lending:
    Finance Charge Revenue                               377
    Interest Expense                                     122
                                                      -------
      Net Finance Charge Revenue                         255
                                                      -------
    Total Net Revenues                                 2,958
                                                      -------
Expenses:
  Marketing and Promotion                                278
  Provision for Losses and Claims:
    Charge Card                                          172
    Lending                                              107
    Other                                                 28
                                                      -------
      Total                                              307
                                                      -------
  Interest Expense:
    Charge Card                                          175
    Other                                                 72
                                                      -------
      Total                                              247
  Net Discount Expense                                   128
  Human Resources                                        764
  Other Operating Expenses                               793
                                                      -------
    Total Expenses                                     2,517
                                                      -------
Pretax Income                                            441
Income Tax Provision                                     118
                                                      -------
Operating Income                                        $323
                                                      =======
                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Net Revenues:
  Discount Revenue                                    $1,247
  Net Card Fees                                          414
  Travel Commissions and Fees                            362
  Interest and Dividends                                 211
  Other Revenues                                         451
                                                      -------
                                                       2,685
                                                      -------
  Lending:
    Finance Charge Revenue                               371
    Interest Expense                                     122
                                                      -------
      Net Finance Charge Revenue                         249
                                                      -------
    Total Net Revenues                                 2,934
                                                      -------
Expenses:
  Marketing and Promotion                                252
  Provision for Losses and Claims:
    Charge Card                                          248
    Lending                                              126
    Other                                                 26
                                                      -------
      Total                                              400
                                                      -------
  Interest Expense:
    Charge Card                                          171
    Other                                                114
                                                      -------
      Total                                              285
  Net Discount Expense                                   125
  Human Resources                                        721
  Other Operating Expenses                               692
                                                      -------
    Total Expenses                                     2,475
                                                      -------
Pretax Income                                            459
Income Tax Provision                                     137
                                                      -------
Operating Income                                        $322
                                                      =======

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------
Net Revenues:
  Discount Revenue                                    $1,141
  Net Card Fees                                          421
  Travel Commissions and Fees                            325
  Interest and Dividends                                 191
  Other Revenues                                         424
                                                      -------
                                                       2,502
                                                      -------
  Lending:
    Finance Charge Revenue                               404
    Interest Expense                                     129
                                                      -------
      Net Finance Charge Revenue                         275
                                                      -------
    Total Net Revenues                                 2,777
                                                      -------
Expenses:
  Marketing and Promotion                                200
  Provision for Losses and Claims:
    Charge Card                                          210
    Lending                                              188
    Other                                                 24
                                                      -------
      Total                                              422
                                                      -------
  Interest Expense:
    Charge Card                                          167
    Other                                                 95
                                                      -------
      Total                                              262
  Net Discount Expense                                   126
  Human Resources                                        704
  Other Operating Expenses                               647
                                                      -------
    Total Expenses                                     2,361
                                                      -------
Pretax Income                                            416
Income Tax Provision                                     130
                                                      -------
Operating Income                                        $286
                                                      =======

(Preliminary)               Travel Related Services
                            -----------------------
                              Statement of Income
                              -------------------
                       (Unaudited, Managed Asset Basis)

(Dollars in millions)

                                                  Quarter Ended
                                                  March 31, 1997
                                                  --------------
Net Revenues:
  Discount Revenue                                    $1,306
  Net Card Fees                                          405
  Travel Commissions and Fees                            336
  Interest and Dividends                                 132
  Other Revenues                                         453
                                                      -------
                                                       2,632
                                                      -------
  Lending:
    Finance Charge Revenue                               478
    Interest Expense                                     160
                                                      -------
      Net Finance Charge Revenue                         318
                                                      -------
    Total Net Revenues                                 2,950
                                                      -------
Expenses:
  Marketing and Promotion                                202
  Provision for Losses and Claims:
    Charge Card                                          252
    Lending                                              222
    Other                                                 24
                                                      -------
      Total                                              498
                                                      -------
  Interest Expense:
    Charge Card                                          227
    Other                                                 35
                                                      -------
      Total                                              262
  Human Resources                                        749
  Other Operating Expenses                               790
                                                      -------
    Total Expenses                                     2,501
                                                      -------
Pretax Income                                            449
Income Tax Provision                                     134
                                                      -------
Operating Income                                        $315
                                                      =======
                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Net Revenues:
  Discount Revenue                                    $1,380
  Net Card Fees                                          415
  Travel Commissions and Fees                            380
  Interest and Dividends                                 156
  Other Revenues                                         450
                                                      -------
                                                       2,781
                                                      -------
  Lending:
    Finance Charge Revenue                               463
    Interest Expense                                     150
                                                      -------
      Net Finance Charge Revenue                         313
                                                      -------
    Total Net Revenues                                 3,094
                                                      -------
Expenses:
  Marketing and Promotion                                268
  Provision for Losses and Claims:
    Charge Card                                          199
    Lending                                              235
    Other                                                 22
                                                      -------
      Total                                              456
                                                      -------
  Interest Expense:
    Charge Card                                          234
    Other                                                 65
                                                      -------
      Total                                              299
  Human Resources                                        794
  Other Operating Expenses                               874
                                                      -------
    Total Expenses                                     2,691
                                                      -------
Pretax Income                                            403
Income Tax Provision                                     104
                                                      -------
Operating Income                                        $299*
                                                      =======
* Excludes restructuring charge of $125 million after-tax
  ($196 million pretax).

                                              Quarter Ended
                                              September 30, 1996
                                              ------------------
Net Revenues:
  Discount Revenue                                    $1,256
  Net Card Fees                                          414
  Travel Commissions and Fees                            354
  Interest and Dividends                                 167
  Other Revenues                                         463
                                                      -------
                                                       2,654
                                                      -------
  Lending:
    Finance Charge Revenue                               420
    Interest Expense                                     139
                                                      -------
      Net Finance Charge Revenue                         281
                                                      -------
    Total Net Revenues                                 2,935
                                                      -------
Expenses:
  Marketing and Promotion                                278
  Provision for Losses and Claims:
    Charge Card                                          223
    Lending                                              118
    Other                                                 28
                                                      -------
      Total                                              369
                                                      -------
  Interest Expense:
    Charge Card                                          218
    Other                                                 72
                                                      -------
      Total                                              290
  Human Resources                                        764
  Other Operating Expenses                               793
                                                      -------
    Total Expenses                                     2,494
                                                      -------
Pretax Income                                            441
Income Tax Provision                                     118
                                                      -------
Operating Income                                        $323
                                                      =======
                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Net Revenues:
  Discount Revenue                                    $1,247
  Net Card Fees                                          414
  Travel Commissions and Fees                            362
  Interest and Dividends                                 211
  Other Revenues                                         409
                                                      -------
                                                       2,643
                                                      -------
  Lending:
    Finance Charge Revenue                               403
    Interest Expense                                     130
                                                      -------
      Net Finance Charge Revenue                         273
                                                      -------
    Total Net Revenues                                 2,916
                                                      -------
Expenses:
  Marketing and Promotion                                252
  Provision for Losses and Claims:
    Charge Card                                          302
    Lending                                              138
    Other                                                 26
                                                      -------
      Total                                              466
                                                      -------
  Interest Expense:
    Charge Card                                          212
    Other                                                114
                                                      -------
      Total                                              326
  Human Resources                                        721
  Other Operating Expenses                               692
                                                      -------
    Total Expenses                                     2,457
                                                      -------
Pretax Income                                            459
Income Tax Provision                                     137
                                                      -------
Operating Income                                        $322
                                                      =======
                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------
Net Revenues:
  Discount Revenue                                    $1,141
  Net Card Fees                                          421
  Travel Commissions and Fees                            325
  Interest and Dividends                                 191
  Other Revenues                                         393
                                                      -------
                                                       2,471
                                                      -------
  Lending:
    Finance Charge Revenue                               404
    Interest Expense                                     129
                                                      -------
      Net Finance Charge Revenue                         275
                                                      -------
    Total Net Revenues                                 2,746
                                                      -------
Expenses:
  Marketing and Promotion                                200
  Provision for Losses and Claims:
    Charge Card                                          264
    Lending                                              188
    Other                                                 24
                                                      -------
      Total                                              476
                                                      -------
  Interest Expense:
    Charge Card                                          208
    Other                                                 95
                                                      -------
      Total                                              303
  Human Resources                                        704
  Other Operating Expenses                               647
                                                      -------
    Total Expenses                                     2,330
                                                      -------
Pretax Income                                            416
Income Tax Provision                                     130
                                                      -------
Operating Income                                        $286
                                                      =======

(Preliminary)               Travel Related Services
                            -----------------------
                        Selected Statistical Information
                        --------------------------------
                                 (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                  Quarter Ended
                                                  March 31, 1997
                                                  --------------
Total Cards in Force (millions):
  United States                                         29.6
  Outside the United States                             12.3
                                                       ------
    Total                                               41.9
                                                       ======
Basic Cards in Force (millions):
  United States                                         22.9
  Outside the United States                              9.6
                                                       ------
    Total                                               32.5
                                                       ======
Card Billed Business:
  United States                                        $34.6
  Outside the United States                             13.3
                                                       ------
    Total                                              $47.9
                                                       ======

Average Discount Rate*                                 2.75%
Average Basic Cardmember
  Spending (dollars)*                                 $1,498
Average Fee per Card (dollars)*                          $39
Travel Sales                                            $3.9
  Travel Commissions and Fees/Sales**                   8.6%
Travelers Cheque Sales                                  $5.1
Average Travelers Cheques Outstanding                   $5.8

Investments                                             $6.1
Travelers Cheques Outstanding                           $5.8
Total Debt                                             $22.1
Shareholder's Equity                                    $4.8
Return on Average Equity***                            26.3%
Return on Average Assets***                             2.9%

                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Total Cards in Force (millions):
  United States                                         29.2
  Outside the United States                             12.3
                                                       ------
    Total                                               41.5
                                                       ======
Basic Cards in Force (millions):
  United States                                         22.5
  Outside the United States                              9.6
                                                       ------
    Total                                               32.1
                                                       ======
Card Billed Business:
  United States                                        $36.2
  Outside the United States                             14.9
                                                       ------
    Total                                              $51.1
                                                       ======

Average Discount Rate*                                 2.72%
Average Basic Cardmember
  Spending (dollars)*                                 $1,633
Average Fee per Card (dollars)*                          $41
Travel Sales                                            $4.3
  Travel Commissions and Fees/Sales**                   8.8%
Travelers Cheque Sales                                  $5.5
Average Travelers Cheques Outstanding                   $6.0

Investments                                             $6.5
Travelers Cheques Outstanding                           $5.8
Total Debt                                             $23.4
Shareholder's Equity                                    $4.7
Return on Average Equity***                            25.6%
Return on Average Assets***                             2.8%

                                                Quarter Ended
                                              September 30, 1996
                                              ------------------
Total Cards in Force (millions):
  United States                                         28.4
  Outside the United States                             11.9
                                                       ------
    Total                                               40.3
                                                       ======
Basic Cards in Force (millions):
  United States                                         21.7
  Outside the United States                              9.4
                                                       ------
    Total                                               31.1
                                                       ======
Card Billed Business:
  United States                                        $32.7
  Outside the United States                             13.2
                                                       ------
    Total                                              $45.9
                                                       ======

Average Discount Rate*                                 2.75%
Average Basic Cardmember
  Spending (dollars)*                                 $1,512
Average Fee per Card (dollars)*                          $43
Travel Sales                                            $3.8
  Travel Commissions and Fees/Sales**                   9.3%
Travelers Cheque Sales                                  $8.6
Average Travelers Cheques Outstanding                   $6.6

Investments                                             $6.5
Travelers Cheques Outstanding                           $6.3
Total Debt                                             $21.8
Shareholder's Equity                                    $5.0
Return on Average Equity***                            25.1%
Return on Average Assets***                             2.7%

                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Total Cards in Force (millions):
  United States                                         27.5
  Outside the United States                             11.8
                                                       ------
    Total                                               39.3
                                                       ======
Basic Cards in Force (millions):
  United States                                         20.9
  Outside the United States                              9.3
                                                       ------
    Total                                               30.2
                                                       ======
Card Billed Business:
  United States                                        $32.6
  Outside the United States                             13.2
                                                       ------
    Total                                              $45.8
                                                       ======

Average Discount Rate*                                 2.74%
Average Basic Cardmember
  Spending (dollars)*                                 $1,545
Average Fee per Card (dollars)*                          $43
Travel Sales                                            $4.0
  Travel Commissions and Fees/Sales**                   9.1%
Travelers Cheque Sales                                  $6.7
Average Travelers Cheques Outstanding                   $6.1

Investments                                             $9.0
Travelers Cheques Outstanding                           $6.6
Total Debt                                             $21.9
Shareholder's Equity                                    $4.9
Return on Average Equity***                            24.8%
Return on Average Assets***                             2.6%

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------
Total Cards in Force (millions):
  United States                                         27.1
  Outside the United States                             11.6
                                                       ------
    Total                                               38.7
                                                       ======
Basic Cards in Force (millions):
  United States                                         20.5
  Outside the United States                              9.2
                                                       ------
    Total                                               29.7
                                                       ======
Card Billed Business:
  United States                                        $29.8
  Outside the United States                             11.8
                                                       ------
    Total                                              $41.6
                                                       ======

Average Discount Rate*                                 2.76%
Average Basic Cardmember
  Spending (dollars)*                                 $1,427
Average Fee per Card (dollars)*                          $44
Travel Sales                                            $3.6
  Travel Commissions and Fees/Sales**                   9.0%
Travelers Cheque Sales                                  $5.3
Average Travelers Cheques Outstanding                   $5.7

Investments                                             $9.0
Travelers Cheques Outstanding                           $5.9
Total Debt                                             $23.1
Shareholder's Equity                                    $4.9
Return on Average Equity***                            24.7%
Return on Average Assets***                             2.5%

* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
** Computed from information provided herein.
***Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.

(Preliminary)              Travel Related Services
                           -----------------------
                  Selected Statistical Information (continued)
                  --------------------------------------------
                        (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                  Quarter Ended
                                                  March 31, 1997
                                                  --------------
Owned and Managed Charge Card
  Receivables:
    Total Receivables                                  $21.2
    90 Days Past Due as a % of Total                    3.5%
    Loss Reserves (millions)                            $921
      % of Receivables                                  4.3%
      % of 90 Days Past Due                             124%
    Net Loss Ratio                                     0.50%

Owned and Managed U.S. Cardmember
   Lending:
   Total Loans                                         $12.9
   Past Due Loans as a % of Total:
     30-89 Days                                         2.6%
     90+ Days                                           1.0%
   Loss Reserves (millions):
     Beginning Balance                                  $488
       Provision                                         201
       Net Charge-Offs/Other                            (156)
                                                       ------
     Ending Balance                                     $533
                                                       ======
     % of Loans                                         4.1%
     % of Past Due                                      115%
   Average Loans                                       $12.8
   Net Write-Off Rate                                   5.1%
   Net Interest Yield                                   8.7%

                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Owned and Managed Charge Card
  Receivables:
  Total Receivables                                    $22.5
  90 Days Past Due as a % of Total                      3.2%
  Loss Reserves (millions)                              $923
    % of Receivables                                    4.1%
    % of 90 Days Past Due                               128%
  Net Loss Ratio                                       0.51%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                          $12.7
  Past Due Loans as a % of Total:
    30-89 Days                                          2.4%
    90+ Days                                            0.9%
  Loss Reserves (millions):
    Beginning Balance                                   $427
      Provision                                          220
      Net Charge-Offs/Other                             (159)
                                                       ------
    Ending Balance                                      $488
                                                       ======
    % of Loans                                          3.8%
    % of Past Due                                       117%
  Average Loans                                        $12.1
  Net Write-Off Rate                                    5.2%
  Net Interest Yield                                    8.6%


                                                Quarter Ended
                                              September 30, 1996
                                              ------------------
Owned and Managed Charge Card
  Receivables:
  Total Receivables                                    $20.7
  90 Days Past Due as a % of Total                      3.6%
  Loss Reserves (millions)                              $996
    % of Receivables                                    4.8%
    % of 90 Days Past Due                               134%
  Net Loss Ratio                                       0.54%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                          $11.2
  Past Due Loans as a % of Total:
    30-89 Days                                          2.3%
    90+ Days                                            0.9%
  Loss Reserves (millions):
    Beginning Balance                                   $468
      Provision                                           98

      Net Charge-Offs/Other                             (139)
                                                       ------
    Ending Balance                                      $427
                                                       ======
    % of Loans                                          3.8%
    % of Past Due                                       119%
  Average Loans                                        $11.0
  Net Write-Off Rate                                    5.1%
  Net Interest Yield                                    8.4%


                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Owned and Managed Charge Card
  Receivables:
  Total Receivables                                    $20.6
  90 Days Past Due as a % of Total                      3.7%
  Loss Reserves (millions)                            $1,054
    % of Receivables                                    5.1%
    % of 90 Days Past Due                               138%
  Net Loss Ratio                                       0.51%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                          $10.5
  Past Due Loans as a % of Total:
    30-89 Days                                          2.3%
    90+ Days                                            0.9%
  Loss Reserves (millions):
    Beginning Balance                                   $483
      Provision                                          119
      Net Charge-Offs/Other                             (134)
                                                       ------
    Ending Balance                                      $468
                                                       ======
    % of Loans                                          4.5%
    % of Past Due                                       135%
  Average Loans                                        $10.5
  Net Write-Off Rate                                    5.2%
  Net Interest Yield                                    8.9%

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------
Owned and Managed Charge Card
  Receivables:
  Total Receivables                                    $18.8
  90 Days Past Due as a % of Total                      4.1%
  Loss Reserves (millions)                              $991
    % of Receivables                                    5.3%
    % of 90 Days Past Due                               129%
  Net Loss Ratio                                       0.51%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                          $10.2
  Past Due Loans as a % of Total:
    30-89 Days                                          2.5%
    90+ Days                                            1.0%
  Loss Reserves (millions):
    Beginning Balance                                   $443
      Provision                                          170
      Net Charge-Offs/Other                             (130)
                                                       ------
    Ending Balance                                      $483
                                                       ======
    % of Loans                                          4.7%
    % of Past Due                                       136%
  Average Loans                                        $10.2
  Net Write-Off Rate                                    5.2%
  Net Interest Yield                                    9.4%

(Preliminary)       American Express Financial Advisors
                    -----------------------------------
                           Statement of Income
                           -------------------
                               (Unaudited)
(Dollars in millions)

                                     Quarter Ended
                                        March 31,
                                   ------------------  Percentage
                                    1997        1996    Inc/(Dec)
                                    ----        ----   ----------
Revenues:
  Investment Income                 $570        $569        0.1%
  Management and Distribution Fees   331         279       18.6
  Other Revenues                     183         155       18.4
                                  ------      ------
    Total Revenues                 1,084       1,003        8.1
                                  ------      ------
Expenses:
  Provision for Losses and Benefits:
    Annuities                        305         298        2.6
    Insurance                        104         109       (4.0)
    Investment Certificates           42          53      (21.8)
                                  ------      ------
      Total                          451         460       (1.8)
  Human Resources                    300         246       21.6
  Other Operating Expenses            97         101       (4.0)
                                  ------      ------
     Total Expenses                  848         807        5.1
                                  ------      ------
Pretax Income                        236         196       20.5
Income Tax Provision                  79          66       19.4
                                  ------      ------
Net Income                          $157        $130       21.0
                                  ======      ======

(Preliminary)        American Express Financial Advisors
                     -----------------------------------
                       Selected Statistical Information
                       --------------------------------
                                 (Unaudited)

(Dollars in millions, except where indicated)

                                        Quarter Ended
                                           March 31,
                                      ---------------- Percentage
                                        1997      1996  Inc/(Dec)
                                      -------    ------ ---------

Revenues, Net of Provisions             $633      $544     16.4%
Investments (billions)                 $28.9     $28.2      2.3
Client Contract Reserves (billions)    $29.1     $28.6      1.8
Shareholder's Equity (billions)         $3.1      $2.9      6.4
Return on Average Equity*              20.8%     19.6%        -

Life Insurance in Force (billions)     $69.2     $61.2     13.1
Assets Owned and/or Managed (billions):

  Assets managed for institutions $36.4 $32.7 11.4 Assets owned and managed for individuals:
    Owned Assets:
      Separate Account Assets           18.4      15.8     16.8
      Other Owned Assets                34.9      33.2      4.9
                                       -----    ------
          Total Owned Assets            53.3      49.0      8.7
      Managed Assets                    60.0      51.4     16.6
                                       -----    ------
        Total                         $149.7    $133.1     12.4
                                       =====    ======
Market Appreciation (Depreciation) During

   the Period:
     Owned Assets:
       Separate Account Assets         $(544)     $458       -
       Other Owned Assets              $(244)    $(283)   (13.8)
     Total Managed Assets            $(1,624)   $1,165       -

Sales of Selected Products:

     Mutual Funds                     $4,029    $3,569     12.9
     Annuities                          $870    $1,155    (24.6)
     Investment Certificates            $190      $136     40.1
     Life and Other Insurance Sales     $103       $95      8.1

Number of Financial Advisors           8,426     7,954      5.9
Fees From Financial Plans(thousands) $13,336   $11,623     14.7
Product Sales Generated from
  Financial Plan as a Percentage
  of Total Sales                       64.6%     63.3%         -


* Excluding the effect of SFAS #115.

(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                              Statement of Income
                              -------------------
                                  (Unaudited)
(Dollars in millions)

                                                  Quarter Ended
                                                  March 31, 1997
                                                  --------------
Revenues:
  Investment Income                                    $570
  Management and Distribution Fees                      331
  Other Revenues                                        183
                                                     -------
    Total Revenues                                    1,084
                                                     -------
Expenses:
  Provision for Losses and Benefits:
     Annuities                                          305
     Insurance                                          104
     Investment Certificates                             42
                                                     -------
        Total                                           451
  Human Resources                                       300
  Other Operating Expenses                               97
                                                     -------
     Total Expenses                                     848
                                                     -------
Pretax Income                                           236
Income Tax Provision                                     79
                                                     -------
Net Income                                             $157
                                                     =======



                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Revenues:
  Investment Income                                    $576
  Management and Distribution Fees                      327
  Other Revenues                                        166
                                                     -------
    Total Revenues                                    1,069
                                                     -------
Expenses:
  Provision for Losses and Benefits:
     Annuities                                          309
     Insurance                                          108
     Investment Certificates                             51
                                                     -------
        Total                                           468

  Human Resources                                       277
  Other Operating Expenses                               96
                                                     -------
     Total Expenses                                     841
                                                     -------
Pretax Income                                           228
Income Tax Provision                                     73
                                                     -------
Net Income                                             $155
                                                     ======


                                                 Quarter Ended
                                              September 30, 1996
                                              ------------------
Revenues:
  Investment Income                                    $560
  Management and Distribution Fees                      302
  Other Revenues                                        159
                                                     -------
    Total Revenues                                    1,021
                                                     -------
Expenses:
  Provision for Losses and Benefits:
     Annuities                                          303
     Insurance                                          102
     Investment Certificates                             45
                                                     -------
        Total                                           450
  Human Resources                                       259
  Other Operating Expenses                               82
                                                     -------
     Total Expenses                                     791
                                                     -------
Pretax Income                                           230
Income Tax Provision                                     74
                                                     -------
Net Income                                             $156
                                                     =======

                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Revenues:
  Investment Income                                    $562
  Management and Distribution Fees                      296
  Other Revenues                                        159
                                                     -------
    Total Revenues                                    1,017
                                                     -------
Expenses:
  Provision for Losses and Benefits:
     Annuities                                          298
     Insurance                                          102
     Investment Certificates                             48
                                                     -------
        Total                                           448

  Human Resources                                       252
  Other Operating Expenses                               86
                                                     -------
     Total Expenses                                     786
                                                     -------
Pretax Income                                           231
Income Tax Provision                                     78
                                                     -------
Net Income                                             $153
                                                     =======

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------
Revenues:
  Investment Income                                    $569
  Management and Distribution Fees                      279
  Other Revenues                                        155
                                                     -------
    Total Revenues                                    1,003
                                                     -------
Expenses:
  Provision for Losses and Benefits:
     Annuities                                          298
     Insurance                                          109
     Investment Certificates                             53
                                                     -------
        Total                                           460
  Human Resources                                       246
  Other Operating Expenses                              101
                                                     -------
     Total Expenses                                     807
                                                     -------
Pretax Income                                           196
Income Tax Provision                                     66
                                                     -------
Net Income                                             $130
                                                     =======

(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                         Selected Statistical Information
                         --------------------------------
                                   (Unaudited)

(Dollars in millions, except where indicated)

                                                  Quarter Ended
                                                  March 31, 1997
                                                  --------------

Revenues, Net of Provisions                            $633
Investments (billions)                                $28.9
Client Contract Reserves (billions)                   $29.1
Shareholder's Equity (billions)                        $3.1
Return on Average Equity*                             20.8%

Life Insurance in Force (billions)                    $69.2
Assets Owned and/or Managed (billions):

   Assets managed for institutions                    $36.4
   Assets owned and managed for individuals:
       Owned Assets:
         Separate Account Assets                       18.4
         Other Owned Assets                            34.9
                                                     -------
            Total Owned Assets                         53.3
       Managed Assets                                  60.0
                                                     -------
         Total                                       $149.7
                                                     =======
Market Appreciation (Depreciation) During

   the Period:
     Owned Assets:

       Separate Account Assets                        $(544)
       Other Owned Assets                             $(244)
     Total Managed Assets                           $(1,624)

Sales of Selected Products:

     Mutual Funds                                    $4,029
     Annuities                                         $870
     Investment Certificates                           $190
     Life and Other Insurance Sales                    $103

Number of Financial Advisors                          8,426
Fees From Financial Plans (thousands)               $13,336
Product Sales Generated from Financial

     Plans as a Percentage of Total Sales             64.6%

                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------

Revenues, Net of Provisions                            $601
Investments (billions)                                $28.6
Client Contract Reserves (billions)                   $28.9
Shareholder's Equity (billions)                        $3.2
Return on Average Equity*                             20.4%

Life Insurance in Force (billions)                    $67.3
Assets Owned and/or Managed (billions):
     Assets managed for institutions                  $37.3
     Assets owned and managed for individuals:
        Owned Assets:
          Separate Account Assets                      18.5
          Other Owned Assets                           34.2
                                                     -------
             Total Owned Assets                        52.7
         Managed Assets                                59.4
                                                     -------
           Total                                     $149.4
                                                     =======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
       Separate Account Assets                         $735
       Other Owned Assets                              $126
     Total Managed Assets                            $3,264

Sales of Selected Products:
     Mutual Funds                                    $3,686
     Annuities                                       $1,085
     Investment Certificates                           $233
     Life and Other Insurance Sales                    $131

Number of Financial Advisors                          8,340
Fees From Financial Plans (thousands)               $13,205
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales             64.9%

                                                Quarter Ended
                                              September 30, 1996
                                              ------------------

Revenues, Net of Provisions                            $570
Investments (billions)                                $28.2
Client Contract Reserves (billions)                   $28.6
Shareholder's Equity (billions)                        $3.0
Return on Average Equity*                             20.2%

Life Insurance in Force (billions)                    $65.2
Assets Owned and/or Managed (billions):
   Assets managed for institutions                    $35.8
   Assets owned and managed for individuals:
      Owned Assets:
         Separate Account Assets                       17.5
         Other Owned Assets                            33.3
                                                     -------
             Total Owned Assets                        50.8
         Managed Assets                                56.3
                                                     -------
           Total                                     $142.9
                                                     =======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
        Separate Account Assets                        $354
        Other Owned Assets                              $56
     Total Managed Assets                            $2,380

Sales of Selected Products:
     Mutual Funds                                    $3,313
     Annuities                                         $946
     Investment Certificates                           $182
     Life and Other Insurance Sales                    $109

Number of Financial Advisors                          8,092
Fees From Financial Plans (thousands)               $11,660
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales             64.7%

                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------

Revenues, Net of Provisions                            $570
Investments (billions)                                $27.9
Client Contract Reserves (billions)                   $28.3
Shareholder's Equity (billions)                        $2.9
Return on Average Equity*                             19.9%

Life Insurance in Force (billions)                    $63.0
Assets Owned and/or Managed (billions):
   Assets managed for institutions                    $34.8
   Assets owned and managed for individuals:
       Owned Assets:
         Separate Account Assets                       16.7
         Other Owned Assets                            33.0
                                                     -------
             Total Owned Assets                        49.7
        Managed Assets                                 54.0
                                                     -------
           Total                                     $138.5
                                                     =======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
       Separate Account Assets                         $390
       Other Owned Assets                             $(131)
     Total Managed Assets                            $2,254

Sales of Selected Products:
     Mutual Funds                                    $3,762
     Annuities                                       $1,125
     Investment Certificates                           $186
     Life and Other Insurance Sales                    $113

Number of Financial Advisors                          7,997
Fees From Financial Plans (thousands)               $11,584
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales             62.9%

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------

Revenues, Net of Provisions                            $544
Investments (billions)                                $28.2
Client Contract Reserves (billions)                   $28.6
Shareholder's Equity (billions)                        $2.9
Return on Average Equity*                             19.6%

Life Insurance in Force (billions)                    $61.2
Assets Owned and/or Managed (billions):
  Assets managed for institutions                     $32.7
  Assets owned and managed for individuals:
      Owned Assets:
        Separate Account Assets                        15.8
        Other Owned Assets                             33.2
                                                     -------
            Total Owned Assets                         49.0
        Managed Assets                                 51.4
                                                     -------
          Total                                      $133.1
                                                     =======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
       Separate Account Assets                         $458
       Other Owned Assets                             $(283)
     Total Managed Assets                            $1,165

Sales of Selected Products:
     Mutual Funds                                    $3,569
     Annuities                                       $1,155
     Investment Certificates                           $136
     Life and Other Insurance Sales                     $95

Number of Financial Advisors                          7,954
Fees From Financial Plans (thousands)               $11,623
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales             63.3%

*  Excluding the effect of SFAS #115.

(Preliminary)               American Express Bank
                            ---------------------
                             Statement of Income
                             -------------------
                                 (Unaudited)
(Dollars in millions)

                                 Quarter Ended
                                    March 31,
                                 -------------        Percentage
                                 1997     1996         Inc/(Dec)
                                 ----     ----        ----------
Net Revenues:
  Interest Income                $218     $211            3.2%
  Interest Expense                136      134            1.6%
                                ------   ------
    Net Interest Income            82       77            6.1%
  Commissions, Fees and
     Other Revenues                52       49            7.2%
  Foreign Exchange Income          19       20           (2.3%)
                                ------   ------
       Total Net Revenues         153      146            5.3%
                                ------   ------
Provision for Credit Losses         2        4          (45.4%)
                                ------   ------
Expenses:
  Human Resources                  58       56            3.2%
  Other Operating Expenses         61       57            8.3%
                                ------   ------
       Total Expenses             119      113            5.7%
                                ------   ------
Pretax Income                      32       29           10.5%
Income Tax Provision               12       10           14.7%
                                ------   ------
Net Income                        $20      $19            8.2%
                                ======   ======

(Preliminary)             American Express Bank
                          ---------------------
                     Selected Statistical Information
                     --------------------------------
                               (Unaudited)

(Dollars in millions, except where indicated)

                                   Quarter Ended
                                      March 31,
                                  ----------------   Percentage
                                   1997       1996    Inc/(Dec)
                                  ------     -----   ----------

Investments (billions)             $2.8       $2.4     17.5%
Total Loans (billions)             $6.1       $5.3     14.2%
Reserve for Credit Losses          $131       $110     19.3%
Total Nonperforming Loans           $46        $35     31.0%
Other Real Estate Owned             $35        $43    (19.8%)
Deposits (billions)                $9.1       $8.1     12.3%
Shareholder's Equity               $787       $746      5.5%
Return on Average Assets*         0.69%      0.64%         -
Return on Average Common Equity* 11.14%     10.57%         -
Risk-Based Capital Ratios:

     Tier 1                        8.7%       9.0%         -
     Total                        11.8%      12.9%         -
Leverage Ratio                     5.6%       5.5%         -

* Excluding the effect of SFAS #115.

(Preliminary)            American Express Bank
                         ---------------------
                          Statement of Income
                          -------------------
                              (Unaudited)
(Dollars in millions)

                                                  Quarter Ended
                                                  March 31, 1997
                                                  --------------
Net Revenues:
  Interest Income                                        $218
  Interest Expense                                        136
                                                        ------
    Net Interest Income                                    82
  Commissions, Fees and Other Revenues                     52
  Foreign Exchange Income                                  19
                                                        ------
    Total Net Revenues                                    153
                                                        ------
Provision for Credit Losses                                 2
                                                        ------
Expenses:
  Human Resources                                          58
  Other Operating Expenses                                 61
                                                        ------
    Total Expenses                                        119
                                                        ------
Pretax Income                                              32
Income Tax Provision                                       12
                                                        ------
Net Income                                                $20
                                                        ======

                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Net Revenues:
  Interest Income                                        $223
  Interest Expense                                        140
                                                        ------
    Net Interest Income                                    83
  Commissions, Fees and Other Revenues                     57
  Foreign Exchange Income                                  16
                                                        ------
    Total Net Revenues                                    156
                                                        ------
Provision for Credit Losses                                10
                                                        ------
Expenses:
  Human Resources                                          56
  Other Operating Expenses                                 64
                                                        ------
    Total Expenses                                        120
                                                        ------
Pretax Income                                              26
Income Tax Provision                                        9
                                                        ------
Net Income                                                $17
                                                        ======

                                                Quarter Ended
                                              September 30, 1996
                                              ------------------
Net Revenues:
  Interest Income                                        $206
  Interest Expense                                        128
                                                        ------
    Net Interest Income                                    78
  Commissions, Fees and Other Revenues                     57
  Foreign Exchange Income                                  16
                                                        ------
    Total Net Revenues                                    151
                                                        ------
Provision for Credit Losses                                 5
                                                        ------
Expenses:
  Human Resources                                          59
  Other Operating Expenses                                 59
                                                        ------
    Total Expenses                                        118
                                                        ------
Pretax Income                                              28
Income Tax Provision                                       10
                                                        ------
Net Income                                                $18
                                                        ======

                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Net Revenues:
  Interest Income                                        $207
  Interest Expense                                        135
                                                        ------
    Net Interest Income                                    72
  Commissions, Fees and Other Revenues                     48
  Foreign Exchange Income                                  20
                                                        ------
    Total Net Revenues                                    140
                                                        ------
Provision for Credit Losses                                 4
                                                        ------
Expenses:
  Human Resources                                          54
  Other Operating Expenses                                 60
                                                        ------
    Total Expenses                                        114
                                                        ------
Pretax Income                                              22
Income Tax Provision                                        8
                                                        ------
Net Income                                                $14
                                                        ======

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------
Net Revenues:
  Interest Income                                        $211
  Interest Expense                                        134
                                                        ------
    Net Interest Income                                    77
  Commissions, Fees and Other Revenues                     49
  Foreign Exchange Income                                  20
                                                        ------
    Total Net Revenues                                    146
                                                        ------
Provision for Credit Losses                                 4
                                                        ------
Expenses:
  Human Resources                                          56
  Other Operating Expenses                                 57
                                                        ------
    Total Expenses                                        113
                                                        ------
Pretax Income                                              29
Income Tax Provision                                       10
                                                        ------
Net Income                                                $19
                                                        ======

(Preliminary)               American Express Bank
                            ---------------------
                       Selected Statistical Information
                       --------------------------------
                                (Unaudited)


(Dollars in millions, except where indicated)

                                                   Quarter Ended
                                                   March 31,1997
                                                   -------------


Investments (billions)                                   $2.8
Total Loans (billions)                                   $6.1
Reserve for Credit Losses                                $131
Total Nonperforming Loans                                 $46
Other Real Estate Owned                                   $35
Deposits (billions)                                      $9.1
Shareholder's Equity                                     $787
Return on Average Assets*                               0.69%
Return on Average Common Equity*                       11.14%
Risk-Based Capital Ratios:

     Tier 1                                              8.7%
     Total                                              11.8%
Leverage Ratio                                           5.6%

                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------

Investments (billions)                                   $2.8
Total Loans (billions)                                   $5.9
Reserve for Credit Losses                                $117
Total Nonperforming Loans                                 $35
Other Real Estate Owned                                   $36
Deposits (billions)                                      $8.7
Shareholder's Equity                                     $799
Return on Average Assets*                               0.55%
Return on Average Common Equity*                        8.89%
Risk-Based Capital Ratios:
     Tier 1                                              8.8%
     Total                                              12.5%
Leverage Ratio                                           5.6%

                                                Quarter Ended
                                              September 30, 1996
                                              ------------------

Investments (billions)                                   $2.5
Total Loans (billions)                                   $5.6
Reserve for Credit Losses                                $116
Total Nonperforming Loans                                 $31
Other Real Estate Owned                                   $34
Deposits (billions)                                      $8.4
Shareholder's Equity                                     $777
Return on Average Assets*                               0.62%
Return on Average Common Equity*                        9.61%
Risk-Based Capital Ratios:
     Tier 1                                              9.0%
     Total                                              12.8%
Leverage Ratio                                           6.0%

                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------

Investments (billions)                                   $2.1
Total Loans (billions)                                   $5.5
Reserve for Credit Losses                                $113
Total Nonperforming Loans                                 $38
Other Real Estate Owned                                   $48
Deposits (billions)                                      $7.8
Shareholder's Equity                                     $755
Return on Average Assets*                               0.49%
Return on Average Common Equity*                        7.83%
Risk-Based Capital Ratios:
     Tier 1                                              9.1%
     Total                                              12.9%
Leverage Ratio                                           5.8%

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------

Investments (billions)                                   $2.4
Total Loans (billions)                                   $5.3
Reserve for Credit Losses                                $110
Total Nonperforming Loans                                 $35
Other Real Estate Owned                                   $43
Deposits (billions)                                      $8.1
Shareholder's Equity                                     $746
Return on Average Assets*                               0.64%
Return on Average Common Equity*                       10.57%
Risk-Based Capital Ratios:
     Tier 1                                              9.0%
     Total                                              12.9%
Leverage Ratio                                           5.5%

* Excluding the effect of SFAS #115.

(b)  Earnings Conference Call Summary




                              First Quarter 1997
                           Earnings Conference Call
                                    Summary







The enclosed summary should be read in conjunction with the text and statistical tables included in American Express Company's (the "Company" or "AXP") First Quarter 1997 Earnings Release.


This summary includes certain forward-looking statements, indicated by an asterisk, which are subject to risks and uncertainties and speak only as of the date on which they are made. Important factors that could cause actual results to differ materially from these forward-looking statements, as well as affect the Company's ability to achieve its financial and other goals, are set forth on pages 29 and 30 of the Company's 1996 10-K Annual Report filed with the Securities and Exchange Commission.

                              FIRST QUARTER 1997
                                  HIGHLIGHTS


 .     1Q '97 was the seventeenth consecutive quarter AXP met, or exceeded, targets for EPS growth (17.5% increase) and ROE (23%).


 .     The corporate strategy progressed with new product and service offerings.

      - CARD/NETWORK - Network agreements were signed with Credomatic in Central America and Sony Card Entertainment in Brazil. In the U.S., we launched Corporate Optima Platinum Card for small businesses and Platinum Optima Card for consumers. A joint venture was formed with AT&T Capital to provide equipment financing to small business owners.

      - INTERNATIONAL - A co-branded corporate card with Credit Lyonnais in France was announced. A co-branded AIR MILES credit card in Canada and an AXP credit card in Taiwan were launched.

      - FINANCIAL SERVICES - Tax & Business Services doubled in size through the acquisition of several U.S. accounting firms, including divisions of Checkers, Simon & Rosner LLP, a top 30 accounting firm in Chicago. AXP is now one of the top 15 U.S. accounting firms.


 . Strong growth was recorded in a number of key areas:

      -     Total cards in force increased 8% and basic cards in force by 10%;

      -     Worldwide billed business rose 15%;

      -     Worldwide lending balances of $13.9B were up 25%;

      - AEFA assets owned and managed grew 12% despite $2.4B of market depreciation during quarter.


 .     1Q '97 credit loss indicator trends continue to compare favorably with the industry.

 .     Recently issued data from Nilson Report indicate that in 1996, for first time in a decade, AXP increased share slightly in the U.S., as card spending (excluding cash transactions and debit cards) grew faster than Visa and Mastercard.

                           AMERICAN EXPRESS COMPANY
                          FIRST QUARTER 1997 OVERVIEW
                                 CONSOLIDATED

(millions, except per share amounts)  Quarter Ended  Percentage
                                      March 31,      Inc/(Dec)
                                      -------------  -----------
                                      1997     1996

Consolidated revenues               $4,164   $3,909      6.5%
                                    ======   ======
Net income                            $454     $396     14.6%
                                    ======   ======
EPS                                  $0.94    $0.80     17.5%
                                    ======   ======

 .     CONSOLIDATED REVENUES:

     - Revenue grew 6.5%, still below our target range of 8-10%. The benefits of strong card spending and greater loan balances and managed assets continued to be somewhat obscured by the revenue sacrifices resulting from our lending business building strategy, as well as declines in card fees and investment income.

          -- We continue to believe the pipeline building of new and deeper customer relationships should form a solid basis for future revenue generation.*

     - The 3Q '96 elimination of asset gross-ups at Centurion Bank negatively affected year-over-year comparisons by $36MM. Revenues rose approximately 8% excluding this item and the impact of securitizing a portion of the cardmember receivable and lending portfolios.

     - The implementation of SFAS 125 had an insignificant effect on the Company's results of operations and financial condition.

 .     CONSOLIDATED EXPENSES:  Increased 5.4% due to higher human resource and operating expenses.

 .     AVERAGE SHARES: 482.1MM versus 490.6MM in 1Q '96 and 482.1MM in 4Q '96.

      -   Actual share activity:

                                                   1Q '97    4Q '96    1Q '96
                                                   ------    ------    ------
          Shares outstanding - beginning of period  472.9     473.5     483.1
          Repurchase of common shares                (5.2)     (2.8)     (7.2)
          Employee benefit plans, compensation
          and other                                   3.2       2.2       3.2
                                                    -----     -----     -----
          Shares outstanding - end of period        470.9     472.9     479.1
                                                    =====     =====     =====

     - 65.7MM shares have been acquired since the inception of repurchase programs in September, 1994. Over the past twelve months, 20.2MM shares were repurchased.

     - Average shares were flat versus 4Q '96 as a higher average share price resulted in greater common stock equivalents.

                           AMERICAN EXPRESS COMPANY
                          FIRST QUARTER 1997 OVERVIEW
                            TRAVEL RELATED SERVICES

(preliminary)                     STATEMENT OF INCOME
                          (unaudited, managed asset basis)


(millions)                           Quarter Ended          Percentage
                                       March 31,            Inc/(Dec)
                                     -------------------    -----------
                                         1997       1996
Net revenues:
     Discount revenue                  $1,306     $1,141          15%
     Net card fees                        405        421          (4)
     Travel commissions and fees          336        325           4
     Interest and dividends               132        191         (31)
     Other revenues                       453        393          15
                                       ------     ------
                                        2,632      2,471           7
                                       ------     ------
     Lending:
          Finance charge revenue          478        404          18
          Interest expense                160        129          24
                                       ------     ------
               Net finance charge revenue 318        275          16
                                       ------     ------
          Total net revenues            2,950      2,746           7
                                       ------     ------
Expenses:
     Marketing and promotion              202        200           1
     Provision for losses and claims:
          Charge card                     252        264          (4)
          Lending                         222        188          18
          Other                            24         24          (4)
                                       ------     ------
               Total                      498        476           5
                                       ------     ------
     Interest expense:
          Charge card                     227        208          10
          Other                            35         95         (63)
                                       ------     ------
               Total                      262        303         (14)
                                       ------     ------
     Human resources                      749        704           6
     Other operating expenses             790        647          22
                                       ------     ------
          Total expenses                2,501      2,330           7
                                       ------     ------
Pretax income                             449        416           8
Income tax provision                      134        130           4
                                       ------     ------
Net income                               $315       $286          10
                                       ======     ======

 .     Revenues benefited from strong growth in worldwide billed business and cardmember loans outstanding, partially offset by lower card fees, yields on loans and interest revenues.

 .     1996 results reflect a $27MM restatement of "Travel Commissions and Fees"
      revenue and "Other Operating Expenses". AXP's practice was to report cost reimbursements related to travel management fee-based contracts as a credit in "Other Operating Expenses" instead of as travel revenue. Beginning 1Q '97, these reimbursements are reported as revenue in "Travel Commissions and Fees" for better consistency with our reporting for travel management commission-based contracts where all the client and supplier payments that offset the cost of providing travel services are included. This change did not affect income.

 .     Excluding the effect of the asset gross-ups at Centurion Bank, revenues rose 9%.

 .     The pre-tax margin increased slightly as revenue growth and a decrease in interest expense were partially offset by higher provisions for credit losses and human resource and operating expenses.

 .     The effective tax rate decreased to 30% in 1Q '97 from 31% in 1Q '96.

 .     Note that the average discount rate, spending per basic card in force and card fee data included in the following discussion and the earning release statistical attachments have been restated to eliminate the distorting effects of non-proprietary activities. Reported cards in force and billed business will continue to include alliance related cards and volumes. The discount rate, spending per card and card fee statistics will be computed using proprietary data only to present more clearly the results of our operations.

                           AMERICAN EXPRESS COMPANY
                          FIRST QUARTER 1997 OVERVIEW
                       TRAVEL RELATED SERVICES (Cont'd)

 .     DISCOUNT REVENUE:  Higher billed business and stable discount rates resulted in a 15% increase in discount revenue.
     - The average discount rate of 2.75% in 1Q '97 was down 1BP from 2.76% in 1Q '96 but up 3BP from 2.72% in 4Q '96 due to mix of business variances between the periods.
          -- Merchant pressure on discount rates is always present, but we believe the AXP value proposition is strong. However, changes in the mix of business (e.g., growing acceptance at supermarkets, discounters and colleges), the continued shift to electronic data capture, volume related pricing discounts, and selective repricing initiatives will probably result in some rate erosion over time.*

                                                 Quarter Ended       Percentage
                                                    March 31,        Inc/(Dec)
                                                 ------------------  ----------
                                                     1997     1996
                                                     ----     ----
Card billed business (billions):
     United States                                  $34.6    $29.8         17%
     Outside the United States                       13.3     11.8         12
                                                    -----    -----
     Total                                          $47.9    $41.6         15
                                                    =====    =====
Basic cards in force (millions):
     United States                                   22.9     20.5         12%
     Outside the United States                        9.6      9.2          5
                                                    -----    -----

     Total                                           32.5     29.7         10
                                                    =====    =====

Spending per basic card in force (dollars) (a):
     United States                                 $1,524   $1,472         4%
     Outside the United States                     $1,433   $1,322         8
     Total                                         $1,498   $1,427         5

     (a) Proprietary card activity only.

     - Billed Business: Higher spending per cardmember worldwide (due in part to increased merchant coverage and the benefits of rewards programs), as well as a rise in cards in force, resulted in billed business growth of 15%.

          -- U.S. spending growth per basic card in force was suppressed by two items:

               - First, we have added a substantial number of new, credit card-related basic relationships which have not yet reached the spending levels of our more mature products,
               - Second, we now have customers with multiple basic consumer card relationships (e.g., Green Card, plus Optima, Delta, Hilton, Sheraton or Golf Card). While this is consistent with AXP's strategy of capturing a larger portion of the various household spending flows, the average spending per basic card is diluted.

          -- Excluding foreign exchange translation, billed business outside the U.S. grew approximately 14% versus the reported 12%.

          -- The retail category continues to be a particularly strong component of worldwide business.

          -- The average airline charge was up versus last year, and volume was strong.

 .     NET CARD FEES:  Lower card fees reflect continuing declines in consumer charge cards and the effect of the related AXP strategy of building its lending portfolio through the issuance of low- and no-fee credit cards. These new product relationships take time to mature and generate their ultimate revolving revenue benefit.

     - Success in building new card relationships through our expanded product portfolio was evident in the increase of 8.3% in cards in force and 9.7% in basic cards in force.

     -      The average fee per card in force was $39 in 1Q '97 versus $44 in 1Q
            '96.

                           AMERICAN EXPRESS COMPANY
                          FIRST QUARTER 1997 OVERVIEW
                       TRAVEL RELATED SERVICES (Cont'd)

 .     TRAVEL COMMISSIONS AND FEES:  Travel revenues were up 4% on 9% growth in
      Travel sales. The declining revenue earned per dollar of sales (8.6% in 1Q '97 versus 9.0% in 1Q '96) reflects continued efforts by airlines to reduce distribution costs and by large corporate clients to contain travel and entertainment expenses.


 .     INTEREST AND DIVIDENDS:  Lower interest revenue resulted in part from the elimination of asset gross-ups at Centurion Bank caused by the consolidation of assets from our Delaware Bank into our Utah Bank effective 7/1/96.

     - The gross-up elimination had no effect on profit as "Other Interest Expense" declined by a like amount, but it depressed the revenue comparison by $36MM in 1Q '97.

     - Excluding the gross-up elimination effect, "Interest and Dividends" were down 15% versus the 31% reported decline. This decrease reflects a reduced investment pool at American Express Credit Corporation and lower yields on our Travelers Cheque investment portfolio.


 .     OTHER REVENUES:  The 15% growth reflects higher fees, e.g., assessments, on card products.

 .     NET FINANCE CHARGE REVENUE:  Rose 16% as the benefit of 25% growth in worldwide lending balances to $13.9B was partially offset by lower net interest yields on the U.S. portfolio (8.7% in 1Q '97 versus 9.4% in 1Q '96).

     - The yield decline was due to a higher proportion of the portfolio on introductory-rates versus 1Q '96. This reflects the AEFA transfer discussed below, as well as balance growth related to our launch of small business lending products in September, 1996.

     - During the quarter, management responsibility for approximately $300MM of consumer loans sold through AEFA was transferred back to that subsidiary; therefore, the balances are no longer reported within TRS. U.S. cardmember loan growth excluding these loans from the 3/31/96 balance was 30% versus the reported 26% increase.

 .     MARKETING AND PROMOTION EXPENSES:  Increased 1% as efforts to rationalize spending continue.

 .     CHARGE CARD INTEREST EXPENSE:  Higher billed business volumes versus last year were partially offset by a lower worldwide cost of funds (down 51BP).

 .     OTHER INTEREST EXPENSE:  The decline mirrors the decrease in "Interest
      Revenue" relating to the elimination of the asset gross-up at Centurion Bank and a lower investment pool at American Express Credit Corporation.

 .     HUMAN RESOURCE EXPENSES:  The increase versus last year includes the effect of 4/1/96 merit increases and substantially higher contract programmer costs for technology related projects such as interactive services and customized cardmember rewards.

     - The employee count of 60.2K was up approximately 200 versus last year due to business growth and global technology initiatives.

 .     OTHER OPERATING EXPENSES:  Higher cardmember service related volume and
      Membership Rewards costs contributed to the 22% increase compared with 1Q '96.

     - The $84MM decrease versus 4Q '96 is consistent with historical seasonal trends in various expense categories.

                           AMERICAN EXPRESS COMPANY
                          FIRST QUARTER 1997 OVERVIEW
                       TRAVEL RELATED SERVICES (Cont'd)

 .     CREDIT QUALITY:

     - Overall, credit quality worsened somewhat in the quarter as past due rates deteriorated from 4Q '96 levels. In light of the continuation of a difficult industry-wide credit environment we continue to manage credit cautiously and conservatively.

     - The provision for losses for charge card products decreased 4% versus last year reflecting declines in Latin America and the small business area.

     - The lending provision for losses increased 18% versus 1Q '96 largely due to growth in outstanding loans.

     - Reserve coverage ratios at more than 100% of past due balances remain strong both absolutely and compared with key industry competitors.

     -     WORLDWIDE CHARGE CARD:

          -- Past due rates improved versus 1Q '96 but increased versus 4Q '96 mostly reflecting the normal decline in receivable balances from the seasonally high 4Q level created by holiday spending. Write-off rates remained stable compared with both 1Q '96 and 4Q '96.

                                                3/97      12/96       3/96
                                               -------    ------     ------
                 Write-offs, net of recoveries  0.50%      0.51%      0.51%
                 Past due as a % of receivables  3.5%       3.2%       4.1%

          --     Reserves remained strong:

                                                3/97       12/96      3/96
                                               -------    ------     ------
                 Reserves (MM)                  $921        $923      $991
                 % of receivables                4.3%        4.1%      5.3%
                 % of past due accounts          124%        128%      129%

     -     WORLDWIDE LENDING:

          -- The write-off rate in 1Q '97 was marginally below the levels in both 1Q '96 and 4Q '96, but the past due rate deteriorated somewhat.

                                                3/97       12/96      3/96
                                               -------    ------     ------
                  U. S. write-offs, net of
                    recoveries                   5.1%        5.2%      5.2%
                  Past due as a % of loans       3.6%        3.3%      3.5%

          --      U.S. cardmember lending reserves increased:

                                                3/97       12/96      3/96
                                               -------    ------     ------

                  Reserves (MM)                 $533        $488      $483
                  % of total loans               4.1%        3.8%      4.7%
                  % of past due accounts         115%        117%      136%

               - AXP coverage ratios continue to compare favorably with key industry competitors and were essentially even with 4Q '96 levels.

                           AMERICAN EXPRESS COMPANY
                          FIRST QUARTER 1997 OVERVIEW
                      AMERICAN EXPRESS FINANCIAL ADVISORS

(preliminary)                     STATEMENT OF INCOME
                                      (unaudited)

(millions)                            Quarter Ended        Percentage
                                        March 31,          Inc/(Dec)
                                      ----------------     ----------
                                       1997       1996
                                       ----       ----
Revenues:
     Investment income                 $570       $569           0%
     Management and distribution fees   331        279          19
     Other revenues                     183        155          18
                                      ------     ------
          Total revenues              1,084      1,003           8
                                      ------     ------
Expenses:
     Provision for losses and benefits:
          Annuities                     305        298           3
          Insurance                     104        109          (4)
          Investment certificates        42         53         (22)
                                      ------     ------
               Total                    451        460          (2)
     Human resources                    300        246          22
     Other operating expenses            97        101          (4)
                                      ------     ------
          Total expenses                848        807           5
                                      ------     ------
Pretax income                           236        196          21
Income tax provision                     79         66          19
                                      ------     ------
Net income                             $157       $130          21
                                      ======     ======

 .     Revenue and earnings growth reflect increased management fees from higher managed asset levels (including separate account assets) and greater distribution fees driven by strong mutual fund and variable annuity sales.

     - The total revenue increase was suppressed by flat investment income due to lower investment yields and a nearly flat owned investment asset pool.

          -- These results are consistent with the shift in the mix of sales from fixed to variable return products and a lower yield on more recent investments.

          -- Revenue growth, net of provisions, was strong at +16% versus last year.

 .     These improvements were partially offset by higher compensation-related expenses.

 .     The effective tax rate of 33% was down slightly from 1Q '96.

 .     INVESTMENT INCOME:

     -      Average yields of 7.7% were almost unchanged from 7.8% in 1Q '96.

     -      Average invested assets of $29.3B were up 2% versus $28.8B in 1Q
            '96.

     - Insurance spreads were flat with last year, while those for annuities were down somewhat. Certificate spreads were up substantially versus 1Q '96 following a one-year promotional client offering made in mid-1995. Spreads on annuities and insurance were even with 4Q '96; those for certificates were up.

     -      ASSET QUALITY is strong.

          -- The level of non-performing assets remained low at only 0.2% of invested assets which was flat with last year. Reserves cover 83% of these non-performing assets.

          -- The SFAS 115 related mark-to-market adjustment on the portfolio (reported in assets pre-tax) was ($14)MM at 3/97, reflecting depreciation during 1Q '97 of ($244)MM. As of 3/96, the mark-to-market adjustment was $179MM.

          -- Unrealized appreciation on securities held to maturity was $116MM compared with $292MM at 3/96 and $427MM at 12/96.

                           AMERICAN EXPRESS COMPANY
                          FIRST QUARTER 1997 OVERVIEW
                 AMERICAN EXPRESS FINANCIAL ADVISORS (Cont'd)

 .     MANAGEMENT AND DISTRIBUTION FEES:  The increase of 19% was due to higher
      (i) average assets under management (including separate account assets)
      (ii) distribution fees from greater mutual fund sales and asset levels and
      (iii) variable annuity sales.

     -      ASSETS MANAGED:
                                                           Percentage
            (billions)                 March 31,           Inc/(Dec)
                                   ------------------     -------------
                                    1997          1996
                                    ----          ----

Assets managed for individuals     $60.0         $51.4        17%
Assets managed for institutions     36.4          32.7        11
Separate account assets             18.4          15.8        17
                                 -------        ------
               Total              $114.8        $ 99.9        15
                                 =======        ======

     - The growth in managed assets since 1Q '96 resulted from $7.2B of market appreciation and $7.7B of net new money.
          -- During 1Q '97, $1.7B of net new managed assets were added, and market depreciation of $2.2B was recorded.

     -      PRODUCT SALES:

          --      Mutual fund sales were at record levels, increasing 13%, as strong equity and money market in-flows more than compensated for flat bond fund sales.  All three load categories, i.e., front, rear and no, had double-digit improvement versus last year.
               -  At approximately 45% of the industry average, redemption rates continued to compare favorably with the competition.
          --      Overall, annuity sales were down 25% as the decrease in fixed annuity sales more than offset a 17% increase in variable
                  annuities.
          --      Sales of insurance products rose 8%.
          --      Certificate sales were up 40%, reflecting weakness in last year's sales.
          --      Product sales generated through plans stayed strong at 65% of total sales in 1Q '97 versus 63% in 1Q '96 and 65% in 4Q '96.

 .     OTHER REVENUES:  Growth of 18% resulted from higher life insurance premiums and financial planning and tax preparation fees.
     -      Financial Planning fees of $13.3MM were up 15% versus 1Q '96.
     -      Tax preparation fees rose substantially reflecting acquisitions.

 .     PROVISIONS FOR LOSSES AND BENEFITS:  Increased annuity product provisions were due to higher inforce levels and a flat accrual rate. Insurance provisions were down slightly reflecting favorable claims experience in several business lines. For certificate products, a decreased inforce level and accrual rate resulted in a smaller overall provision.

 .     HUMAN RESOURCES:  Expenses were up because of larger field force compensation-related expenses caused by growth in sales and asset levels, as well as rising home office expenses from higher average full-time equivalent employees (+15%) within the technology and client services organizations and from recent acquisitions.

     -      ADVISOR FORCE:  8,426 at 3/97; +472 planners, or 6%, versus 3/96;
            +86 planners versus 12/96.
     --     We remain optimistic about advisors in the pipeline as we continue to see a steady flow of applications for Series 7 licenses.*
     --     The veteran advisor retention rates remain at record levels.
     --     Planner productivity was strong for the quarter; the number of clients and accounts per client were up 6% and 4%, respectively, versus 1Q '96.

 .     OTHER OPERATING EXPENSES:  The 4% decrease reflects lower state insurance guarantee assessment accruals, partially offset by higher costs related to the outsourcing of data processing support services, increased usage of contract programmers for technology-oriented initiatives, and greater advertising and promotion expenditures.

                           AMERICAN EXPRESS COMPANY
                          FIRST QUARTER 1997 OVERVIEW
                             AMERICAN EXPRESS BANK

(preliminary)                STATEMENT OF INCOME
                                (unaudited)

(millions)                            Quarter Ended        Percentage
                                      March 31,            Inc/(Dec)
                                   --------------------    ----------
                                    1997          1996
                                    ----          ----
Net revenues:
     Interest income                $218          $211          3%
     Interest expense                136           134          2
                                   ------        ------
           Net interest income        82            77          6
     Commissions, fees and
          other revenues              52            49          7
     Foreign exchange income          19            20         (2)
                                   ------        ------
          Total net revenues         153           146          5
                                   ------        ------
Provision for credit losses            2             4        (45)
                                   ------        ------
Expenses:
     Human resources                  58            56          3
     Other operating expenses         61            57          8
                                   ------        ------
          Total expenses             119           113          6
                                   ------        ------
Pretax income                         32            29         11
Income tax provision                  12            10         15
                                   ------        ------
Net income                           $20           $19          8
                                   ======        ======

 .     AEB continues to improve revenue generating potential within its core businesses and to integrate further with AXP's other businesses.

 .     In 1Q'97, higher revenues, primarily due to increased net interest income on greater loans and investments (rose $800MM and $400MM, respectively, versus 3/96), were largely offset by growing operating expenses from systems technology investments.

 .     Total assets of $12.7B at 3/97 were up 8% versus 3/96 reflecting growth in both investments and loans.

     - Non-performing loans of $46MM remained at a low level, and reserve coverage of 2.9 times was strong. Other real estate owned of $35MM was down from last year but consistent with recent quarters.

     - During the quarter, a loan recovery of Peruvian LDC debt was used to increase the reserve for credit losses.

     - 8.7% Tier 1 and 11.8% total capital ratios continued in the "well capitalized" range.

 .     AEB received an unfavorable court ruling relating to the collapse of BCCI in 1991. When BCCI assets were forfeited to the Federal Government, AEB turned over funds it held in accounts of BCCI, including approximately $24MM in funds it claimed as setoffs against obligations of BCCI then outstanding to AEB. The recent court ruling, in effect, denied AEB's claims to the funds that were taken as setoffs. This matter is not expected to have a material impact on AEB's results.**

                          FIRST QUARTER 1997 OVERVIEW
                              CORPORATE AND OTHER

 .     The net expense of $38MM was level with the past year.

 .     1Q '97 includes a $7MM pretax benefit from an earnings payout by Lehman
      (related to AXP 1994 spin-off) which was fully offset by costs associated with AXP business initiatives such as Financial Direct and Workplace Services.

 .     1Q '96 included a $46MM pretax benefit from a revenue payout by Travelers
      (related to Shearson sale) which was also fully offset by costs associated with AXP business initiatives. 1996 was the last year AXP was eligible to receive the revenue payout.




** This is a forward-looking statement which is subject to risks and uncertainties. Important factors that could cause results to differ materially from the forward-looking statement include, among other things, unanticipated events at AEB during the remainder of the year such as other litigation and credit losses.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         AMERICAN EXPRESS COMPANY


                         By:    /s/ Stephen P. Norman
                                ----------------------------
                         Name:  Stephen P. Norman
                         Title: Secretary



Dated: April 25, 1997